                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each of UnionBanCal Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints David I. Matson, David A. Anderson and John H. McGuckin, Jr., and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 1999, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, UnionBanCal Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                                       UNIONBANCAL CORPORATION

                                                       By  /s/ TAKAHIRO MORIGUCHI
                                                           ------------------------------------------
                                                           Name: Takahiro Moriguchi
                                                           Title: PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER

Dated: March 15, 2000

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                /s/ RICHARD D. FARMAN
     -------------------------------------------                          Director
                  Richard D. Farman

                /s/ STANLEY F. FARRAR
     -------------------------------------------                          Director
                  Stanley F. Farrar

               /s/ HERMAN E. GALLEGOS
     -------------------------------------------                          Director
                 Herman E. Gallegos

                 /s/ JACK L. HANCOCK
     -------------------------------------------                          Director
                   Jack L. Hancock

               /s/ RICHARD C. HARTNACK
     -------------------------------------------                          Director
                 Richard C. Hartnack

                  /s/ KAORU HAYAMA
     -------------------------------------------                          Director
                    Kaoru Hayama

                      SIGNATURE                                            TITLE
                      ---------                                            -----
     -------------------------------------------                          Director
                    Satoru Kishi

                  /s/ HARRY W. LOW
     -------------------------------------------                          Director
                    Harry W. Low

                  /s/ MARY S. METZ
     -------------------------------------------                          Director
                    Mary S. Metz

                /s/ RAYMOND E. MILES
     -------------------------------------------                          Director
                  Raymond E. Miles

               /s/ TAKAHIRO MORIGUCHI
     -------------------------------------------                          Director
                 Takahiro Moriguchi

     -------------------------------------------                          Director
                 J. Fernando Niebla

               /s/ SIDNEY R. PETERSEN
     -------------------------------------------                          Director
                 Sidney R. Petersen

                /s/ CARL W. ROBERTSON
     -------------------------------------------                          Director
                  Carl W. Robertson

                /s/ YOSHIHIKO SOMEYA
     -------------------------------------------                          Director
                  Yoshihiko Someya

                /s/ HENRY T. SWIGERT
     -------------------------------------------                          Director
                  Henry T. Swigert

                /s/ ROBERT M. WALKER
     -------------------------------------------                          Director
                  Robert M. Walker

                /s/ HIROSHI WATANABE
     -------------------------------------------                          Director
                  Hiroshi Watanabe

     -------------------------------------------                          Director
                   Kenji Yoshizawa